UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 1, 2011

(Date of earliest event reported)

AMERICAN NATIONAL BANKSHARES INC.

(Exact name of registrant as specified in its charter)

Virginia	0-12820	54-1284688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

628 Main Street

Danville, Virginia 24541

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (434) 792-5111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On July 5, 2011, American National Bankshares Inc. (“American”) filed a Form 8-K reporting the completion of its acquisition of MidCarolina Financial Corporation (“MidCarolina”) on July 1, 2011. In that filing, American indicated that it would amend the Form 8-K at a later date to include the financial information required by Item 9.01. This amendment to American’s July 5, 2011 Form 8-K is being filed to provide such financial information, which is attached to this report as Exhibits 99.1, 99.2 and 99.3.

Item 9.01 Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired.

(i) The audited consolidated statements of financial condition of MidCarolina as of December 31, 2010 and 2009, and the related consolidated statements of operations, comprehensive income, changes in shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2010, and the related notes and report of independent auditors thereto, are attached hereto as Exhibit 99.1 and incorporated by reference herein (collectively, the “MidCarolina Audited Information”).

(ii) The unaudited consolidated balance sheet of MidCarolina as of March 31, 2011, the unaudited consolidated statements of operations for the three months ended March 31, 2011 and 2010, the unaudited consolidated statements of comprehensive income (loss) for the three months ended March 31, 2011 and 2010, the unaudited consolidated statement of shareholders’ equity for the three months ended March 31, 2011 and the unaudited consolidated statements of cash flows for the three months ended March 31, 2011 and 2010, and the related notes thereto, are attached hereto as Exhibit 99.2 and incorporated by reference herein (collectively, the “MidCarolina Unaudited Information”).

(b)     Pro forma financial information.

American and MidCarolina unaudited pro forma condensed combined balance sheet as of March 31, 2011, and the unaudited pro forma condensed combined statements of income for the three months ended March 31, 2011 and for the year ended December 31, 2010, and the related notes to the unaudited pro forma condensed combined financial information, are attached hereto as Exhibit 99.3 and incorporated by reference herein (collectively, the “American-MidCarolina Pro Forma Financial Information”).

(d)     Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

23.1	Consent of Dixon Hughes Goodman, LLP.

99.1	MidCarolina Audited Information.

99.2	MidCarolina Unaudited Information.

99.3	American-MidCarolina Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN NATIONAL BANKSHARES INC.

By:	/s/ William W. Traynham
William W. Traynham
Senior Vice President and
Chief Financial Officer

Date: August 1, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of Dixon Hughes Goodman, LLP.

99.1	MidCarolina Audited Information.

99.2	MidCarolina Unaudited Information.

99.3	American-MidCarolina Pro Forma Financial Information.